UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2024

Granite Point Mortgage Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bryant Park, Suite 2400A

New York, NY 10036

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 364-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GPMT	NYSE
7.00% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	GPMTPrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2024, the Compensation Committee (the “Committee”) of our Board of Directors approved the granting of restricted stock units (“RSUs”) under the Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan to our executive officers and certain other employees. The RSUs were granted on June 21, 2024, and will cliff vest on the third anniversary of the grant date, subject to the other terms and conditions approved by the Committee. The number of RSUs awarded to each of our named executive officers is as follows: John (“Jack”) A. Taylor, 256,410; Stephen Alpart, 160,256; Marcin Urbaszek, 160,256; Peter Morral, 80,128; and Steven Plust, 80,128. The Committee used the average closing share price of the Company’s common stock over the 20-trading day period ending on June 18, 2024, or $3.12, to determine the number of RSUs to grant. The aggregate number of RSUs approved by the Committee on June 21, 2024, for the named executive officers is 737,178, and for other employees is 588,141, totaling 1,325,319.

These RSUs were granted following the Committee’s review of our compensation program, with the assistance of its independent compensation consultant, which the Committee initiated because of the unprecedented challenges facing the commercial real estate sector. After exploring a range of options in the review process, the Committee determined that it was prudent to grant one-time awards to our executive officers and other key personnel to further align their interests with those of our stockholders and to bolster the Company’s ability to retain those individuals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2024	GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ MICHAEL J. KARBER
Michael J. Karber
General Counsel and Secretary